HCM Dividend Sector Plus Fund

Class A Shares HCMNX

Class A1 Shares HCMWX

Investor Class Shares HCMPX

(each a series of Northern Lights Fund Trust III)

Supplement dated July 19, 2019 to the Statement of Additional Information

Dated February 8, 2019

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The following replaces the “Portfolio Manager” portion of the section entitled “Portfolio Manager” on page 30 of the Statement of Additional Information for the HCM Dividend Sector Plus Fund (the “Fund”):

Portfolio Manager. As described in the Prospectus, the portfolio manager listed below is responsible for the management of the Fund and, as of June 30, 2018, the other accounts set forth in the following tables.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Vance Howard	2	$306 M	None	$0	7,076	$1,198 M

Of the accounts above, the following are subject to performance-based fees.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Vance Howard	None	$0	None	$0	None	$0

The following replaces the first paragraph of the section entitled “Rule 12b-1 Plan” on page 38 of the Statement of Additional Information for the HCM Dividend Sector Plus Fund (the “Fund”):

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A, Class A1 and Investor Class shares for the HCM Dividend Sector Plus Fund, pursuant to Rule 12b-1 under the 1940 Act (each a “Plan”, and collectively the "Plans") pursuant to which HCM Dividend Sector Plus Fund is authorized to pay the Distributor, as compensation for Distributor's account maintenance services under the Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares, up to 0.40% for Class A1 shares and up to 1.00% for Investor Class shares of the Fund's average daily net assets attributable to the relevant class. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board of Trustees shall determine. Such fees shall be based upon the Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Trust’s Board and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. Optimized Advisors, LLC receives payments pursuant to the Plans for marketing services provided to the Fund. Optimized Advisors, LLC is owned by the daughter of Vance Howard, the Fund’s portfolio manager and the owner and President of the Adviser. The Fund will bear its own costs of distribution with respect to its shares. The Fund may make other payments, such as contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information dated February 8, 2019. This document provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Fund toll-free at 1-855-969-8464.

Please retain this Supplement for future reference.